December 10, 2009

Dreyfus New Jersey Municipal Bond Fund, Inc. Supplement to Prospectus dated May 1, 2009

The following information supplements and supersedes any contrary information contained in the fund s Prospectus.

The fund is co-managed by James Welch and Daniel Barton, CFA. Mr. Welch has been a portfolio manager of the fund since March 2009. Mr. Barton has been a portfolio manager of the Fund since December 2009. Mr. Welch and Mr. Barton are portfolio managers for Standish Asset Management Company LLC ( Standish ), an affiliate of Dreyfus. Mr. Welch and Mr. Barton each manage a number of national and state-specific municipal bond funds managed by Dreyfus, where they have been employed since 2001 and 2005, respectively.